
Nevada County

PLUMAS BANCORP

INVESTOR PRESENTATION

UPDATED THROUGH DECEMBER 31, 2024

PLUMAS BANCORP

Forward Looking Statements Disclaimer


Plumas County

The statements contained herein that are not historical facts are forward-looking statements based on management's current expectations and beliefs concerning future developments and their potential effects on the Company. Such statements involve inherent risks and uncertainties, many of which are difficult to predict and are generally beyond our control. There can be no assurance that future developments affecting us will be the same as those anticipated by management. We caution readers that a number of important factors could cause actual results to differ materially from those expressed in, or implied or projected by, such forward-looking statements. These risks and uncertainties include, but are not limited to, the following: the conditions of the United States economy in general and the strength of the local economies in which we conduct operations; the impact of any future federal government shutdown and uncertainty regarding the federal government's debt limit or changes in, trade, monetary and fiscal policies and laws, including interest rate policies of the Board of Governors of the Federal Reserve System; the impacts of inflation, interest rate, market and monetary fluctuations on the Company's business condition and financial operating results; the impact of changes in financial services industry policies, laws and regulations; regulatory restrictions affecting our ability to successfully market and price our products to consumers; the risks related to the development, implementation, use and management of emerging technologies, including artificial intelligence and machine learning; extreme weather, natural disasters and other catastrophic events that may or may not be caused by climate change and their effects on the Company's customers and the economic and business environments in which the Company operates; the impact of a slowing U.S. economy, decreases in housing and commercial real estate prices, and potentially increased unemployment on the performance of our loan portfolio, the market value of our investment securities and possible other-than temporary impairment of securities held by us due to changes in credit quality or rates; the availability of, and cost of, sources of funding and the demand for our products; adverse developments with respect to U.S. or global economic conditions and other uncertainties, including the impact of supply chain disruptions, commodities prices, inflationary pressures and labor shortages on the economic recovery and our business; the impacts of international hostilities, wars, terrorism or geopolitical events; adverse developments in the financial services industry generally such as the recent bank failures and any related impact on depositor behavior or investor sentiment; risks related to the sufficiency of liquidity; the costs or effects of mergers, acquisitions or dispositions we may make, as well as whether we are able to obtain any required governmental approvals in connection with any such activities, or identify and complete favorable transactions in the future, and/or realize the anticipated financial and business benefits; the negative impact on our reputation and profitability in the event customers experience economic harm or in the event that regulatory violations are identified; the ability to execute our business plan in new markets; the future operating or financial performance of the Company, including our outlook for future growth and changes in the level and direction of our nonperforming assets and charge-offs; the appropriateness of the allowance for credit losses, including the assumptions made under our current expected credit losses model; the effectiveness of the Company's asset management activities managing the mix of earning assets and in improving, resolving or liquidating lower-quality assets; the effect of changes in the financial performance and/or condition of our borrowers; changes in accounting standards and practices; changes in consumer spending, borrowing and savings habits; our ability to attract and maintain deposits and other sources of liquidity; the effects of changes in the level or cost of checking or savings account deposits on our funding costs and net interest margin; increasing noninterest expense and its impact on our financial performance; competition and innovation with respect to financial products and services by banks, financial institutions and non-traditional competitors including retail businesses and technology companies; the challenges of attracting, integrating and retaining key employees; the vulnerability of the Company's operational or security systems or infrastructure, the systems of third-party vendors or other service providers with whom the Company contracts, and the Company's customers to unauthorized access, computer viruses, phishing schemes, spam attacks, human error, natural disasters, power loss and data/security breaches and the cost to defend against and respond to such incidents; increased data security risks due to work from home arrangements and email vulnerability; failure to safeguard personal information, and any resulting litigation; the transition from the LIBOR to new interest rate benchmarks; the emergence or continuation of widespread health emergencies or pandemics; the costs and effects of litigation and of unexpected or adverse outcomes in such litigation; and our ability to manage the risks involved in the foregoing. There can be no assurance that future developments affecting us will be the same as those anticipated by management. Additional factors that could cause results to differ materially from those described above can be found in our Annual Report on Form 10-K for the year ended December 31, 2023, which was filed with the Securities and Exchange Commission (the "SEC") and all subsequent filings with the SEC under Sections 13(a), 13(c), 14, and 15(d) of the Securities Act of 1934, as amended. Such filings are also available in the "Investor Relations" section of our website, https://www.ir.plumasbank.com and in other documents we file with the SEC. Annualized, pro forma, projections and estimates are not forecasts and may not reflect actual results. We undertake no obligation (and expressly disclaim any such obligation) to update or alter our forward-looking statements, whether as a result of new information, future events, or otherwise, except as required by law.

Index



Modoc County

PLUMAS BANCORP



Carson City

Overview

NASDAQ Symbol: PLBC

Total Assets: $1.6 billion

Headquartered: Reno, NV

Bank Branches: 15

Year Established: 1980



Sacramento
Reno

PLUMAS BANCORP

Plumas Bank Leadership



Indian Valley

Andrew Ryback



President & CEO
Years at Plumas Bank – 23

Richard Belstock



EVP Chief Financial Officer
Years at Plumas Bank – 18

BJ North



EVP Chief Banking Officer
Years at Plumas Bank - 16

Aaron Boigon



EVP Chief Information Officer
Years at Plumas Bank - 11

Jeff Moore



EVP Chief Credit Officer
Years at Plumas Bank - 7

PLUMAS BANCORP

Business Model

- Branch network of 15 full-service branches and 2 lending offices.
- Retail and commercial banking with emphasis on personalized relationships alongside online, mobile, and remote services.
- Enhanced lending platform for increased efficiency and rapid decisioning.
- Lending services include:
  - Business - term real estate, commercial, industrial term
  - Agricultural
  - Government-guaranteed
  - Retail - consumer, home equity



OREGON
KLAMATH FALLS
CALIFORNIA
ALTURAS
FALL RIVER MILLS
REDDING
SUSANVILLE
CHESTER
GREENVILLE
QUINCY
PORTOLA
CHICO
YUBA CITY
AUBURN
TRUCKEE
TAHOE CITY
KINGS BEACH
RENO
CARSON CITY
NEVADA
ELKO
5
80



Middle Fork

The Big Picture



Frazier Creek

- Decrease of 4% in 2024 related to 2023 gain of $1.7 million on termination of interest rate swaps
- Net Interest Income increased by $3.9 million
- 2024 Net Interest Margin of 4.79% driven by elevated rates, investment restructuring related to sale leaseback, and low cost of funds.

PLUMAS BANCORP

Net Income & Net Interest Margin



$35,000
$30,000
$25,000
$20,000
$15,000
$10,000
$5,000
$-
Thousands
6.00%
5.00%
4.00%
3.00%
2.00%
1.00%
0.00%
$14,475
$21,009
$26,444
$29,776
$28,619
4.02%
3.63%
3.82%
4.71%
4.79%
2020
2021
2022
2023
2024



Washoe County

- Non-Interest Income streams comprised primarily of:
  - Interchange revenue
  - Service charges on deposit accounts
  - Loan servicing fees
- Gain on sale of SBA loans declined due to reduced variable rate loan production in high-rate environment.
- SBA production in 2023 & 2024 consisted mostly of fixed rate loans which were portfolioed.

PLUMAS BANCORP

Non-Interest Income

in thousands



$12,000
$10,000
$8,000
$6,000
$4,000
$2,000
$-
2020
$1,387
$841
$1,344
$2,323
$2,568
2021
$1,228
$852
$1,008
$2,349
$3,279
2022
$1,596
$893
$2,696
$2,464
$3,401
2023
$1,673
$1,707 *
$900
$234
$2,789
$3,419
2024
$1,869
$756
$37
$2,988
$3,130
Interchange Revenue
Srvc Chrgs on Dpst Accnts
Gain on Sale of SBA 7a Loans
Loan Srvc Fees
Int Rate Swap Term*
Other Income

*One-time gain in 1Q23 on interest rate swap termination.



Plumas County

Deposits and Loans

PLUMAS BANCORP

Deposit Trends and Current Composition

All core, no brokered deposits



$1,600
$1,400
$1,200
$1,000
$800
$600
$400
$200
$0
Millions
$974
$1,439
$1,458
$1,334
$1,371
Dec. 31, 2020
Dec. 31, 2021
Dec. 31, 2022
Dec. 31, 2023
Dec. 31, 2024

Average interest-bearing deposit rate was 1.10% for the three months ended December 31, 2024.



Time 7%
Money Market 19%
Non-Interest Bearing 51%
Savings 23%

Balances as of Dec. 31, 2024

Deposit Detail



Consumer vs Business Accounts
Balances as of Dec. 31, 2024
100%
90%
80%
70%
60%
50%
40%
30%
20%
10%
0%
73%
27%
40%
60%
34%
66%
46%
54%
Savings
Money Market
DDA
Total
Business
Consumer



Rate by Product
Rates for three months ended Dec. 31, 2024
3.00%
2.50%
2.00%
1.50%
1.00%
0.50%
0.00%
0.22%
1.51%
2.82%
1.10%
Savings
Money Market
Time
Total

PLUMAS BANCORP

Liquidity

- No deposit concentrations. Average deposit balance was approximately $36 thousand at 12/31/24.
- Largest unsecured deposit accounts are collateralized with investments.
- Cash, unpledged AFS investments, and borrowing lines totaling approximately $622 million are more than sufficient to cover uninsured, uncollateralized deposits.


Deposits
in millions
Uninsured but Collateralized, $128
Uninsured, $368
Insured, $875

Balances as of Dec. 31, 2024

Borrowings

BTFP borrowings:
- Paid off remaining $60 million in 4Q24

Outstanding correspondent bank borrowings:
- $15 million
- Fixed rate of 3.85% for the first five years, then floating rate linked to WSJ Prime for the remaining eight-year term
- Prepayable with no penalties
- Due January 25, 2035

Available borrowings:
- $248 million from FHLB
- $116 million from FRB Discount Window
- $70 million from correspondent banks



Mt. Shasta

Balances as of Dec. 31, 2024

Loan Trends and Current Composition

- Record level of loan balances
- Portfolio average yield was 6.22% for the three months ended December 31, 2024.


$1,200
$1,000
$800
$600
$400
$200
$0
Millions
$709
$839
$912
$959
$1,015
Dec. 31, 2020
Dec. 31, 2021
Dec. 31, 2022
Dec. 31, 2023
Dec. 31, 2024

* Closed indirect auto department in 4Q23. Balances expected to unwind over ~5 years.


RE/Residential 1%
Home Equity Lines 4%
RE/Construction 5%
Indirect Auto 6%
Commercial 8%
CRE/Multi Family 9%
Agricultural 12%
CRE/Owner 27%
CRE/Investor 27%

Balances as of Dec. 31, 2024

Diversification of Commercial Real Estate Loans by Property Type



120,000,000.00
100,000,000.00
80,000,000.00
60,000,000.00
40,000,000.00
20,000,000.00
-
Multi Family*
Retail
Mixed Commercial Real Estate
Hospitality
Investor Owned Office
Other Special Purpose
Industrial
Gas Stations
Mini Storage Facilities
Mixed Commercial & Residential
Residential
Senior Care Facility
Owner Occupied Office
Medical Buildings
Restaurants
Other
CRE
SBA 504
SBA 7a

Includes CRE/Investor, CRE/Owner and CRE/Multifamily

Balances as of Dec. 31, 2024

*MFR includes no rent control

Geographic Distribution of Commercial Real Estate Loans

PLUMAS BANCORP

CALIFORNIA AND NEVADA ECONOMIC REGIONS



CRE DISTRIBUTION BY REGION*

28% - NV - Western (pale green)

20% - CA - Greater Sacramento (yellow)

15% - CA - Northern Sacramento Valley (light green)

12% - CA - Northern (dark green)

5% - CA - Central Coast (orange)

8% - CA - San Joaquin Valley (chartreuse green)

4% - CA - Bay Area (pink)

3% - CA - Southern (blue)

3% - CA - Central Sierra (tan) & Southern Border (magenta)

2% - OR

<1% - Other – NV (lavender, orange & pink), AZ, CO, WA

* Includes CRE/Investor, CRE/Owner and CRE/Multifamily

Balances as of Dec. 31, 2024

PLUMAS BANCORP

Government Guaranteed Loans

- The government guaranteed balance of loans in our loan portfolio represented approximately 7% of total loans as of 12/31/24.
- As rates rose beginning in 2022, variable rate government guaranteed loan production declined. Plumas Bank began offering fixed rate government guaranteed loans, the balances of which we retain rather than reselling the guaranteed portions in the secondary market.
- We expect variable rate production to return with the recent and anticipated decreases in rates.



$70
$60
$50
$40
$30
$20
$10
$0
Millions
12/31/2023
$35
12/31/2024
$69
SBA Lending Balances
Balances in millions

Agricultural Loans

- Agricultural lending balances represented 12% of total loans as of 12/31/24.
- Ag lending portfolio comprised of:
  - Cattle
  - Hay
  - Orchard Crops (Fruits and Nuts)
  - Rice
- Walnut pricing fell in 2022, resulting in about $10 million in substandard loans, 100% of which remains on accrual. The $10 million represents about 43% of classified assets.

Ag Lending Balances


Ag Equipment
3%
Ag Operating
27%
Ag Real Estate
70%

Balances as of Dec. 31, 2024

Classified Assets

OVO: $111 thousand

OREO: $91 thousand

- SFR on 50 acres

Non-Accrual: $4.1 million

- 30% SBA 7(a) loans, unguaranteed portions
- 19% Indirect auto
- 16% HELOC
- 14% Ag & Ag Real Estate
- 8% Owner-occupied CRE
- 6% Investor-owned CRE
- 3% Commercial
- 2% Real estate
- 2% Consumer

Substandard Accrual: $19.8 million

- 80% Ag & Ag Real Estate
- 8% Commercial
- 5% Investor-owned CRE
- 3% SBA 7(a) loans, unguaranteed portions
- 3% Owner-occupied CRE
- 1% Other



OVO OREO
1% 0%
Non-Accrual
17%
Substandard Accrual
82%

Balances as of Dec. 31, 2024



Modoc County

Financial Recap

PLUMAS BANCORP

Fourth Quarter 2024 Financial Highlights



Modoc County

Dollars in thousands (Except per share)	12/31/2024	12/31/2023	Change	% Change
Net Income	$ 7,749	$ 7,521	$ 228	3.0%
Income Before Tax	$ 10,653	$ 10,142	$ 511	5.0%
Net Interest Income	$ 18,959	$ 17,667	$ 1,292	7.3%
Net Interest Margin	4.90%	4.74%	0.16%	3.4%
ROAA	1.87%	1.87%	0%	0%
ROAE	17.1%	23.9%	(6.8%)	(28.5%)
Diluted EPS	$ 1.29	$ 1.27	$ 0.02	1.6%

PLUMAS BANCORP

2024 Financial Highlights


Modoc County

Dollars in thousands (Except per share)	12/31/2024	12/31/2023	Change	% Change
Assets	$ 1,623,326	$ 1,610,416	$ 12,910	0.80%
Deposits	$ 1,371,101	$ 1,333,655	$ 37,446	2.81%
Net Loans	$ 1,005,375	$ 948,604	$ 56,771	5.98%
Net Income	$ 28,619	$ 29,776	$ (1,157)	(3.89%)
Income Before Tax	$ 39,001	$ 40,211	$ (1,210)	(3.01%)
Net Interest Income	$ 73,691	$ 69,794	$ 3,897	5.58%
Net Interest Margin	4.79%	4.71%	0.08%	1.70%
ROAA	1.74%	1.88%	(0.14%)	(7.45%)
ROAE	17.2%	23.4%	(6.2%)	(26.5%)
Book Value per Share	$ 30.14	$ 25.09	$ 5.05	20.13%
Diluted EPS	$ 4.80	$ 5.02	$ (0.22)	(4.38%)

PLUMAS BANCORP

2024 Financial Highlights – Five Year



Lassen County

Dollars in thousands (Except per share)	12/31/24	12/31/23	12/31/22	12/31/21	12/31/20	%
Assets	$ 1,623,326	$ 1,610,416	$1,621,044	$1,614,074	$1,111,576	46.0%
Deposits	$ 1,371,101	$ 1,333,655	$1,457,809	$1,438,999	$ 973,974	40.8%
Net Loans	$ 1,005,375	$ 958,564	$ 911,949	$ 838,587	$ 709,246	41.8%
Loans held for sale	$ -	$ -	$ 2,301	$ 31,277	$ 693	(100%)
Nonperforming assets/total assets	0.27%	0.33%	0.07%	0.33%	0.27%	0.0%
Net Income	$ 28,619	$ 29,776	$ 26,444	$ 21,009	$ 14,475	97.7%
Net Interest Margin	4.79%	4.71%	3.82%	3.63%	4.02%	19.2%
Efficiency ratio	51.3%	46.6%	46.9%	46.8%	50.6%	1.4%
ROAA	1.74%	1.88%	1.61%	1.52%	1.43%	21.7%
ROAE	17.2%	23.4%	21.9%	17.8%	15.5%	11.0%
Book Value per Share	$ 30.14	$ 25.09	$ 20.34	$ 23.05	$ 19.33	55.9%
Diluted EPS	$ 4.80	$ 5.02	$ 4.47	$ 3.76	$ 2.77	73.3%



Lassen County

Recent Expansion Strategy



Apr '16
Opened LPO
Klamath Falls, OR
Jul '15
Purchased Rabo Bank's
Redding Branch
April '23
Opened Chico Branch
Dec '15
Opened
Reno Branch
Oct '18
Purchased
Mutual of
Omaha Bank's
Carson City
Branch
July '21
Acquired Bank
of Feather
River
Branch
Loan Production Office

PLUMAS BANCORP



Shasta County

Challenges

- Growth opportunities
- Leadership succession
- Credit quality

PLUMAS BANCORP

Strengths

- Stable Leadership team
- Strong core deposits
- Low cost of funds
- Diversified loan portfolio
- Non-Interest Income streams
- Capital management
- Positioned for opportunity in disrupted environment



Washoe County

Recent Plumas Bancorp & Plumas Bank Performance Based Awards

PLUMAS BANCORP

- **Bankers Cup – Recognizing the top 10% of Community Banks 2017-2023**
  (publicly traded with assets between $500 million and $10 billion)
  By Raymond James & Associates

- **Annual Bank Honor Roll 2022-2024**
  (publicly traded with assets greater than $500 million)
  By Keefe, Bruyette & Woods, Inc.

- **CB Top 10 – Recognizing the top 10% of Community Banks 2015-2024**
  (community banks with assets between $1 billion and $5 billion)
  By CB Resource, Inc.

- **'Super Premier' Performing Bank 2015-2023**
  (based on criteria such as capital adequacy, asset structure, growth, and more)
  By The Findley Reports

- **Bison Select Financial Institution 2018 – 2023**
  (publicly traded banks without formal sell-side coverage)
  By D.A. Davidson

- **Best Performing Community Banks 2023**
  (KBRA Analytics rating of C or higher)
  By Independent Community Bankers of America

- **Top Performing Community Banks 2023**
  (publicly traded with assets under $2 billion)
  By American Banker